CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-3 (No. 333-27141) of our report dated December 2, 2002 relating to the financial statements, which appears in IOS Capital, LLC's Annual Report on Form 10-K for the year ended September 30, 2002.


PricewaterhouseCoopers LLP

Philadelphia, PA
May 15, 2003